Postretirement Benefit Plans	12 Months Ended
Dec. 31, 2012
Postretirement Benefit Plans

9 Postretirement Benefit Plans

Pensions

Our employees participate in employee pension plans in accordance with the legal requirements, customs and the local situation in the respective countries. These are defined-benefit pension plans, defined-contribution plans and multi-employer plans.

The Company’s employees in The Netherlands participate in a multi-employer plan, implemented for the employees of the Metal and Electrical Engineering Industry (“Bedrijfstakpensioenfonds Metalektro or PME”) in accordance with the mandatory affiliation to PME effective for the industry in which NXP operates. As this affiliation is a legal requirement for the Metal and Electrical Engineering Industry it has no expiration date. This PME multi-employer plan (a career average plan) covers approximately 1,250 companies and 630,000 participants. The plan monitors its risk on an aggregate basis, not by company or participant and can therefore not be accounted for as a defined benefit plan. The pension fund rules state that the only obligation for affiliated companies will be to pay the annual plan contributions. There is no obligation for affiliated companies to fund plan deficits. Affiliated companies are also not entitled to any possible surpluses in the pension fund.

Every participating company contributes the same fixed percentage of its total pension base, being pensionable salary minus an individual offset. The Company’s pension cost for any period is the amount of contributions due for that period.

The coverage ratio of the PME plan was 93.9% as of December 31, 2012. Regulations require PME to have a coverage ratio (ratio of the plan’s assets to its obligations) of 104.3% for the total plan as of December 31, 2013, which needs to be achieved via a Recovery Plan. As the coverage ratio as of December 31, 2012 is below the path indicated in the Recovery Plan, PME has announced a reduction of pension rights of 5.1% as of April 1, 2013. In case the coverage ratio is still lower than 104.3% as of December 31, 2013 an additional reduction of the pension rights may be required. The contribution rate will increase from 26.5% (2012) to 27.0% (2013) to meet the funding requirements for the accrual of new pension rights.

PME multi-employer plan	2012	2011	2010
NXP’s contributions to the plan	53	59	53
(including employees’ contributions)	4	2	2
Average number of NXP’s active employees participating in the plan	3,229	3,256	3,537
NXP’s contribution to the plan exceeded more than 5 percent of the total contribution (as of December 31 of the plan’s year end)	No	No	No

The amount for pension costs included in the statement of operations for the year 2012 was $84 million (2011: $90 million; 2010: $83 million) of which $19 million (2011: $16 million; 2010: $15 million) represents defined-contribution plans and $47 million (2011: $54 million; 2010: $48 million) represents the PME multi-employer plans.

Defined-benefit plans

The benefits provided by defined-benefit plans are based on employees’ years of service and compensation levels. Contributions are made by the Company, as necessary, to provide assets sufficient to meet the benefits payable to defined-benefit pension plan participants.

These contributions are determined based upon various factors, including funded status, legal and tax considerations as well as local customs. The Company funds certain defined-benefit pension plans as claims are incurred.

The total cost of defined-benefit plans amounted to $18 million in 2012 (2011: $20 million; 2010: $20 million) consisting of $20 million ongoing cost (2011: $21 million; 2010: $20 million) and a gain of $2 million from special events resulting from restructurings, curtailments and settlements.

The table below provides a summary of the changes in the pension benefit obligations and defined-benefit pension plan assets for 2012 and 2011, associated with the Company’s dedicated plans, and a reconciliation of the funded status of these plans to the amounts recognized in the consolidated balance sheets.

	2012	2011
Projected benefit obligation
Projected benefit obligation at beginning of year	342	347
Additions	—	3
Service cost	11	12
Interest cost	14	15
Actuarial (gains) and losses	60	(5)
Curtailments and settlements	(2)	(6)
Plan amendments	—	(1)
Benefits paid	(18)	(13)
Exchange rate differences	12	(10)

Projected benefit obligation at end of year	419	342
Plan assets
Fair value of plan assets at beginning of year	147	148
Actual return on plan assets	14	10
Employer contributions	14	13
Curtailments and settlements	—	(6)
Benefits paid	(18)	(13)
Exchange rate differences	5	(5)

Fair value of plan assets at end of year	162	147
Funded status	(257)	(195)

Classification of the funded status is as follows
- Prepaid pension cost within other non-current assets	13	25
- Accrued pension cost within other non-current liabilities	(260)	(211)
- Accrued pension cost within accrued liabilities	(10)	(9)

Total	(257)	(195)
Accumulated benefit obligation
Accumulated benefit obligation for all Company-dedicated benefit pension plans	364	299
Plans with assets less than accumulated benefit obligation
Funded plans with assets less than accumulated benefit obligation
- Fair value of plan assets	24	22
- Accumulated benefit obligations	65	60
- Projected benefit obligations	85	79
Unfunded plans
- Accumulated benefit obligations	174	140
- Projected benefit obligations	194	153
Amounts recognized in accumulated other comprehensive income (before tax)
Total AOCI at beginning of year	(30)	(21)
- Net actuarial loss (gain)	52	(9)
- Prior service cost (credit)	—	(1)
- Exchange rate differences	—	1

Total AOCI at end of year	22	(30)
Changes in accumulated other comprehensive income (before tax) consist of
Total net actuarial loss (gain) at beginning of year	(30)	(22)
- Net actuarial loss (gain) arising during the year	52	(9)
- Net actuarial (loss) gain recognized in income during the year	—	—
- Exchange rate difference	—	1

Total net actuarial loss (gain) at end of year	22	(30)
Total prior service cost (credit) at beginning of year	—	1
- Prior service cost (credit) arising during the year	—	(1)

Total prior service cost (credit) at end of year	—	—

The weighted average assumptions used to calculate the projected benefit obligations were as follows:

	2012	2011
Discount rate	3.5%	4.4%
Rate of compensation increase	2.4%	3.1%

The weighted average assumptions used to calculate the net periodic pension cost were as follows:

	2012	2011	2010
Discount rate	4.4%	4.3%	4.8%
Expected returns on plan assets	4.1%	4.2%	4.3%
Rate of compensation increase	3.1%	3.1%	3.0%

For the Company’s major plans, the discount rate used is based on high quality corporate bonds (iBoxx Corporate Euro AA 10+).

Plans in countries without a deep corporate bond market use a discount rate based on the local sovereign rate and the plans maturity (Bloomberg Government Bond Yields).

Expected returns per asset class are based on the assumption that asset valuations tend to return to their respective long-term equilibria. The Expected Return on Assets for any funded plan equals the average of the expected returns per asset class weighted by their portfolio weights in accordance with the fund’s strategic asset allocation.

The components of net periodic pension costs were as follows:

	2012	2011	2010
Service cost	11	12	12
Interest cost on the projected benefit obligation	14	15	15
Expected return on plan assets	(6)	(6)	(6)
Amortization of prior service cost	—	—	—
Amortization of net (gain) loss	—	—	(1)
Curtailments & settlements	(2)	(1)	(1)
Other	1	—	1

Net periodic cost	18	20	20

A sensitivity analysis shows that if the discount rate increases by 1% from the level of December 31, 2012, with all other variables held constant, the net periodic pension cost would increase by $2 million. If the discount rate decreases by 1% from the level of December 31, 2012, with all other variables held constant, the net periodic pension cost would decrease by $2 million.

The estimated net actuarial loss (gain) and prior service cost that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year (2013) are $1 million and nil, respectively.

Plan assets

The actual pension plan asset allocation at December 31, 2012 and 2011 is as follows:

	2012	2011
Asset category:
Equity securities	26%	21%
Debt securities	58%	64%
Insurance contracts	3%	4%
Other	13%	11%

	100%	100%

We met our target plan asset allocation. The investment objectives for the pension plan assets are designed to generate returns that, along with the future contributions, will enable the pension plans to meet their future obligations. The investments in our major defined benefit plans largely consist of government bonds, “Level 2” Corporate Bonds and cash to mitigate the risk of interest fluctuations. The asset mix of equity, bonds, cash and other categories is evaluated every three years by an asset-liability modeling study for our largest plan. The assets of funded plans in other countries mostly have a large proportion of fixed income securities with return characteristics that are aligned with changes in the liabilities caused by discount rate volatility. Total pension plan assets of $162 million include $149 million related to the German, Swiss and Philippine pension funds.

The following table summarizes the classification of these assets.

	2012			2011
	Level I	Level II	Level III	Level I	Level II	Level III
Equity securities	3	38	—	1	29	—
Debt securities	20	68	—	17	71	—
Other	13	4	3	7	5	4

	36	110	3	25	105	4

From the remaining assets of $13 million an amount of $4 million relates to assets held by insurance companies.

The Company currently expects to make cash contributions of $84 million in 2013, consisting of $4 million of employer contributions to defined-benefit pension plans, $22 million of employer contributions to defined-contribution pension plans, $49 million of employer contributions to multi-employer plans and $9 million of expected cash payments in relation to unfunded pension plans.

Estimated future pension benefit payments

The following benefit payments are expected to be made (including those for funded plans):

2013	16
2014	13
2015	15
2016	14
2017	14
Years 2018-2022	95

Postretirement benefits other than pensions

In addition to providing pension benefits, the Company provides other postretirement benefits, primarily retiree healthcare benefits in the United States accounted for as defined-benefit plans. The Company funds these other postretirement benefit plans as claims are incurred.

The amounts included in the consolidated statements of operations for 2012 are an expense of $1 million (2011: $1 million; 2010: $1 million).

The accumulated postretirement benefit obligation other than pensions at the end of 2012 equals $9 million (2011: $7 million).